UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) August 24, 2005

NeoPharm, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

33-90516	51-0327886
(Commission File Number)	(IRS Employer Identification No.)

150 Field Drive, Suite 195, Lake Forest, IL 60045

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code (847) 295-8678

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (18 CFR 240.13e-4(c)).

Item 8.01. Other Events

On August 24, 2005, NeoPharm, Inc. issued a press release announcing that the U.S. Food and Drug Administration (FDA) has approved an amendment to the Company’s Special Protocol Assessment (SPA), to include an interim efficacy analysis of data from its pivotal Phase III PRECISE trial of cintredekin besudotox for the treatment of glioblastoma multiforme (GBM).  A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1                               Press Release dated August 24, 2005.

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEOPHARM, INC.
Date: August 25, 2005	By:	/s/ Lawrence A. Kenyon
Lawrence A. Kenyon,
Chief Financial Officer (Principal Accounting Officer and Principal Financial Officer)